UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Cue Biopharma, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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styleINA

of Proxy Materials for the Stockholders

Meeting To Be Held On June 5, 2024 For

Stockholders of Record on April 12, 2024

To order paper materials, use one of the

following methods.

onement thereof. styleINA

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P.O. BOX 8016, CARY, NC 27512-9903

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Cue Biopharma, Inc.

Annual Meeting of Stockholders

Wednesday, June 5, 2024 9:00 AM, Eastern Time

Annual Meeting to be held virtually via the internet - please visit www.proxydocs.com/CUE for more details.

You must pre-register to attend the meeting online and/or participate at

www.proxydocs.com/CUE.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/CUE

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper, unless requested. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one.

There is no charge to you for requesting a copy. In order to receive paper materials in time for this year's meeting, you must make this request on or before May 24, 2024.

Proxy Materials Available to View or Receive: Proxy

Statement, Proxy Card & Annual Report

Important Notice Regarding the Availability

of Proxy Materials for the Stockholders

Meeting To Be Held On June 5, 2024 For

Stockholders of Record on April 12, 2024

To order paper materials, use one of the

following methods.

Internet:

www.investorelections.com/CUE

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the

12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your

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SEE REVERSE FOR FULL AGENDA

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Cue Biopharma, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH NOMINEE IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3

PROPOSAL

1. Election of six directors to our board of directors, each to serve until the 2025 annual meeting of stockholders:

1.01 Daniel R. Passeri

1.02 Frank Morich

1.03 Frederick Driscoll

1.04 Pamela Garzone

1.05 Peter A. Kiener

1.06 Patrick Verheyen

2. The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31,

2024.

3. The approval, on a non-binding advisory basis, of the compensation of our named executive officers.

NOTE: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.